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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): Dec. 19, 2002
                                                  -------------


                          MOORE CORPORATION LIMITED
               --------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



  Canada                            1-8014                    98-0154502
---------------                  -----------                  ----------
(State or Other                  (Commission                (IRS Employer
Jurisdiction of                  File Number)               Identification
Incorporation)                                                  Number)




6100 Vipond Drive
Mississauga, Ontario, Canada                                   L5T 2X1
-----------------------------                                 ---------
(Address of Principal Executive Office)                       (Zip Code)



                                  905-362-3100
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              (Registrant's telephone number, including area code)






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         (Former Name or former address, if changed since last report)




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ITEM 5.   Other Events.

          On December 19, 2002, the Board of Directors appointed Robert F. Cummings Jr. to serve as a director of the Corporation effective January 2, 2003.






























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            MOORE CORPORATION LIMITED



Date: December 19, 2002    By: Jennifer O. Estabrook
                               ---------------------
                               Name:  Jennifer O. Estabrook
                               Title: Senior Vice President,
                                      General Counsel and
                                      Acting Secretary











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